SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2007

THE MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-6026	31-0742526
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No. )

7000 Midland Boulevard, Amelia, Ohio 45102-2607
(Address of principal executive offices) (Zip Code)

(513) 943-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.(b))
⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Paul T. Brizzolara has informed The Midland Company (the “Company”) that after 25 years of service, it is his desire to reduce his responsibilities and retire from the positions of Executive Vice President, Chief Legal Officer and Assistant Secretary of the Company effective February 28, 2007. Mr. Brizzolara will remain with the Company in a non-executive capacity following February 28, 2007 and continue to assist the organization in a variety of areas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDLAND COMPANY

Date: January 11, 2007	By:	/s/ W. Todd Gray
W. Todd Gray
Executive Vice President and Chief Financial Officer